Mattersight Q1 2012 Earnings Webinar May 10, 2012 Exhibit 99.2

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Safe Harbor Language
During today’s call we will be making both historical and
forward-looking statements in order to help you better
understand our business.  These forward-looking statements
include references to our plans, intentions, expectations,
beliefs, strategies and objectives.  Any forward-looking
statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and
uncertainties that could cause actual results to differ
materially from those stated or implied by the forward-
looking statements.  The risks and uncertainties associated
with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year
ended December 31, 2011, our quarterly reports on Form
10-Q, as well as our press release issued earlier today.
Mattersight undertakes no obligation to publicly update or
revise any forward-looking statements in this call.  Also, be advised that this call is being recorded and is copyrighted by
Mattersight Corporation.

Business Update
•
Strong Revenue Performance
•
Significant Margin Improvement
•
Solid Bookings
•
Record Pilot Activity
•
20% Sequential Increase in Total Pipeline
•
Strong Interest in Predictive Routing in Predictive Models
•
Rapidly Growing Interest in Big Data Solutions
•
Pause in Revenue Growth in Q2

Q1 Highlights
•
Grew Subscription Revs 7% sequentially and 53% yr/yr to $7.2 million
•
Improved Gross Margins 500 bps sequentially and 900 bps yr/yr to 62%
•
Improved operating performance by 500 bps sequentially and 3,600 bps yr/yr
•
Closed a record 7 new Pilots
•
Converted 2 existing Pilots
•
Increased total Pilots to a record 13
•
Signed $8.0 million of Managed Services contracts, and ended Q1 with $94.6 million in Backlog
•
Continued growth in key pipeline metrics
•
Experienced strong demand for Predictive Models and Predictive Routing

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Income Statement Analysis
Category
Q1
2011
Q1
2012 Change
Subscription
Revenues
$4.7m $7.2m 53%
Total Revenues $6.5m $8.9m 37%
Gross Margin % 53% 62% 9%
Sales & Marketing
Expense %
25% 30% (5%)
Development
Expense %
36% 21% 15%
G&A
Expense %
34% 17% 17%
EBITDA % (42%) (6%) 36%

Comments
•
57% of Q1 Subscription Revenue growth came from up-selling existing accounts
•
We remain <20% penetrated at existing accounts
•
Subscription GM was ~69% in Q1
•
We believe target gross margins can expand to 70%
•
Reviewing level of Sales/Marketing and Development expenses in light of market opportunity and momentum
Year/Year

Significant Progress Ramping Up Our Sales and
Marketing Engine
•
Total Pipeline up ~3X
•
New Logo Pipeline up ~4X
•
Total Pilots up ~4X
•
New Logo Pilots up 5X
•
Predictive Model, Predictive Routing and Multi-Channel Pilots
up ~4X
•
Quota Carriers up from 7 to 17
•
Hired 2 strong RVP’s

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Q1 Bookings Review
Deal
Type
Application
Customer
Type
Industry Comments
Pilot Conversion Sales Analytics Existing P&C
Pilot Conversion
Back Office
Analytics
Existing HMO
2
nd
Back Office
Deployment
Existing Account
Expansion
Predictive Routing Existing Pharma
1
st
Production Deployment
of Predictive Routing
New Pilot
Customer
Service
New Logo* Mutual Fund
Top 3 Mutual Fund
Company
New Pilot
Enrollment
Analytics
New Logo*
Private Sector
University
Top 3 Private Sector
University
New Pilot Customer Service Existing HMO
New Pilot
Predictive CSAT
Model
Existing P&C
New Pilot
Predictive Attrition
Model
Existing P&C
New Pilot
Predictive Promise
to Pay Model
Existing Fin Services
New Pilot
Multi Channel
Analytics
Existing HMO
1
st
Multi Channel Analytics
Pilot

*In addition, we have signed 2 new logos Q2 to date

16
14
12
10
8
6
4
2
0
0
1
2
4
1
4
1
3
2
5
3
8
7
13
2
15
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012*
New Pilots
Total Pilots

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Pilot Activity 8 *Includes signing of 2 new Pilots Q2 to date

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Pilot Analysis Pilot Type Q2 to Date 2012 Q1 2012 2011 New Logos Pilots 5 3 1 Predictive Model Pilots 4 4 2 Predictive Routing Pilots 1 1 0 Other Account Expansion Pilots 5 5 1 Total 15 13 4 9 Q1

275
250
225
200
175
150
125
100
75
100
106
113
126
115
116
114
116
122
126
203
210
209
236
252
Jan 2011
Feb 2011
Mar 2011
Apr 2011
May 2011
June 2011
July 2011
Aug 2011
Sep 2011
Oct 2011
Nov 2011
Dec 2011
Jan 2012
Feb 2012
Mar 2012

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Pipeline Overview 10 Total Pipeline…January 2011 = 100 The 20% Q1 sequential pipeline increase is primarily driven by conversion opportunities associated with new logo pilots

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Backlog (in Millions) 11 $84.5 $80.1 $100.0 $102.3 $96.3 $94.6 $ - $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012

Predictive Models and Predictive Routing
•
Predictive Models
– Overview
•
Predictive Models use our data to predict future customer behavior
•
Sample models:  CSAT; Attrition; Sales; Promise to Pay
– Predictive Model Status
•
Signed Pilots to create 4 Predictive Models in Q1 for existing customers
•
Predictive Models are also embedded in 3 of our 5 New Logo Pilots
•
Predictive Routing
– Overview
•
Predictive Routing uses our data to drive advanced call routing
•
Sample use cases:  route to the most efficient CSR;  route to the CSR with the highest CSAT score/sales score; etc.
– Predictive Routing Status
•
Signed 1  production deployment in Q1
•
Pursuing Pilot proposals at 4 other existing clients
•
Strategic Significance
– Increases the value of our data
– New products attack a complete green field opportunity/positioning st

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Emerging Interest in Big Data
•
What is Big Data?
High Volume
High Velocity…constantly streamed data
Variety…new kinds of data, e.g. calls, emails, desktop usage, other structured/unstructured data
•
How to Make Big Data Valuable?
Most of this new data is of low value without structure and insight
Structure and insight is required to create value from big data
•
Mattersight Big Data Credentials
Capture 70 trillion call and desktop usage data attributes daily
Apply over 2 million algorithms to every interaction
Execute 250 billion algorithmic computations daily
Process 350 TB of raw and analyzed data a day
Invested 500 Man Years building algorithms and a robust data model in the
Cloud
Using Hadoop and Mongo DB
•
Our Emerging Big Data Solutions
Multi-Channel customer experience
Advanced Fraud detection

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Splunk Discussion
Splunk Mattersight Comments
Target Application Area System Performance Customer Interactions
Target Market Size $32B $10B+
Product Overview Analysis of Machine Data
Analysis of Customer
Interactions
Business Model License/SaaS SaaS+
Mattersight Business
Monitoring Teams Work
Closely With Clients to
Drive Business Value
Target Buyer IT Business Executive
Proprietary Algorithms No 2m-3m
Rev/Customer/Year $30k $1.5m
Indicative We Are Solving
a More Strategic Problem
Revenue Scale $120m $35m+
Gross Margins 90% 62%
At Similar Revenue Scale
as Splunk We Would
Expect to Be 70%+
Sales and Marketing
Expenses
61% 30%
Operating Margins (4%) (6%)
A Similar Revenue Scale
as Splunk We Would
Expect to Be 20%+

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Q2 Revenue Growth Pause/Outlook
•
Q2 Revenue Growth Pause
Q2 Subscription Revenues are expected to decrease slightly
Q2 revenues will be adversely impacted by the non-renewal of one contract and the timing of layering on of new revenues
•
Positive Outlook
Q2 Subscription revs are expected to up ~40% yr/yr
Record number of Pilots
Strong pipeline growth
Expect to regain sequential momentum in Q3 and Q4
90%+ customer retention and strong up-sell metrics rate
underscore value of our analytics and customer stickiness
•
Focus to Drive Consistent Growth
Pilot growth and conversions
Closing significant expansions at several existing accounts
Continuing to expand our sales team and marketing campaigns to take advantage of the opportunity and our momentum

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Q2 Guidance and Summary 16

Outlook 17 • $7.0 million in Q2 Subscription Revenues • $8.4 million in Total Revenues

8K Filing
•
Earlier today we announced in a Form 8-K that we will be restating our Statement of Operations for the three year period ending
December 31, 2011 to correct the calculation of Basic and Diluted
Earnings Per Share for Loss from Continuing Operations
•
We incorrectly omitted the impact of Series B Preferred dividends and other distributions related to the Series B Preferred shares in this calculation
•
All other previously reported Financial information is correct
•
The Earnings Per Share for Loss from Continuing Operations
included in our Earnings Release issued today correctly reflect the impact of the Series B Preferred dividends

Large, Untapped Market
•
US TAM of $10b+ per year
•
<5% penetrated
Large Opportunity with Existing Customers
•
Existing customer opportunity ~$200 million
•
<20% penetrated
Sticky Customer Relationships
•
Avg. contract term of 3+ years
•
Leading companies across numerous verticals
•
90+% revenue retention rate
•
Large backlog
Investment Highlights

We Drive Significant Customer Value
•
Avg. ROI to customers of 3x to 5x
•
Positive Current Developments
•
Approaching $40m revenue run rate
•
Increasing Pipeline and operating leverage
Unique Analytics, SaaS+ Model
•
Best in class customer interaction analytics
•
Significant value on top of traditional SaaS
•
Emerging leader in Big Customer Data
Up/Cross-sell driving 20%-30% rev growth

20 Thank You • Kelly Conway – 847.582.7200 – kelly.conway@mattersight.com • Bill Noon – 847.582.7019 – bill.noon@mattersight.com